1 NewtekOne, Inc. Reports First Quarter 2023 Net Income of $11.7 million, or $0.46 per Basic Share Reiterated Previously Issued Earnings Forecast for the Full Year 2023 in a Range of $1.70 to $2.00 of Earnings per Share Boca Raton, Fla., May 8, 2023 - NewtekOne, Inc. (Nasdaq: NEWT), announced today its financial and operating results for the three months ended March 31, 2023. This is NewtekOne's first quarter reporting as a financial holding company following the Company's completion of its acquisition of National Bank of New York City ("NBNYC") (renamed Newtek Bank, N.A.) and the withdrawal of its BDC election, on January 6, 2023. As a result, prior-period comparisons on both a sequential and year-over-year basis are difficult. NewtekOne now consolidates its results and no longer uses investment company accounting. When analyzing NewtekOne, we believe it is important to consider the Company's time- tested differentiated business model which can provide multiple streams of income from its various businesses, as well as its operating structure which does not use brokers or business development officers to source business. NewtekOne First Quarter 2023 Financial Highlights • The Company is reiterating previously issued earnings forecast for the full year 2023 in a range of $1.70 to $2.00 of earnings per share. • Net Income was $11.7 million, or $0.46 per basic common share, for the three months ended March 31, 2023, which exceeded its previously stated forecast of $0.41 per basic common share. • Net interest income was $4.6 million for the three months ended March 31, 2023. • Total assets were $1.2 billion at March 31, 2023. • Total borrowings were $697.4 million at March 31, 2023. • Cash and cash equivalents was $197.1 million, including $72.6 million of restricted cash at March 31, 2023. • Loans held for investment were $166.8 million at March 31, 2023. • Total risk-based capital ratio was 17.7% at March 31, 2023. • Tier-1 leverage ratio was 14.0.% at March 31, 2023. • On April 14, 2023, the Company paid its first quarterly cash dividend as a financial holding company of $0.18 per share to shareholders of record as of April 4, 2023, which exceeded the Company’s previously forecast dividend projection of $0.16 per share.

2 Newtek Bank, N.A. . • Total deposits were $224.7 million at March 31, 2023. • Total deposits as of April 28, 2023 were approximately $310 million, which represents a 121% increase in deposits, compared to $140 million in deposits at NBNYC at December 31, 2022. • The amount of insured deposits was approximately 94.5% at March 31, 2023. • Total risk-based capital ratio was 35.1% at March 31, 2023. • Tier-1 leverage ratio was 27.4% at March 31, 2023. Lending Highlights • Total commercial loan closings were $228.9 million for the three months ended March 31, 2023; a 12.5% increase over the three months ended March 31, 2022. • Newtek Small Business Finance, LLC (“NSBF”) and Newtek Bank funded $147.9 million of SBA 7(a) loans during the three months ended March 31, 2023; a 9.1% decrease over the $163.3 million of SBA 7(a) loans funded for the three months ended March 31, 2022. • The Company forecasts $875 million in SBA 7(a) loan fundings in 2023, which would represent a 12.8% increase over 2022. • Newtek Bank closed $48.9 million of SBA 504 loans for the three months ended March 31, 2023; an increase of 55.7% over $31.4 million of SBA 504 loans closed by Newtek Business Lending during the same period in 2022. • As of April 2023, SBA 7(a) loans are being funded by Newtek Bank with Preferred Lenders Program (PLP) status. Barry Sloane, President, Chairman and CEO commented “We are pleased to report our first quarter 2023 financial results - our first quarterly report as a financial holding company that owns Newtek Bank, a nationally chartered technology-enabled bank. Despite extremely volatile industry and market conditions in the first quarter of 2023, the Company was able to successfully navigate its business plan and model. We delivered basic earnings per share of $0.46, which exceeded our previous forecast of $0.41. We are reiterating our previously issued earnings forecast for the full year 2023 in a range of $1.70 per share to $2.00 per share. We are particularly proud to have been able to accomplish all of this at a time when financial institutions were losing deposits, facing difficulties with asset and liability management and pressure on their net interest margins. We believe that our first quarter 2023 results help demonstrate that the problems that are currently plaguing the banking industry do not exist within our business model and strategic plan. Credit risk and duration risk are exceptionally well managed in our business model and strategy, and we look forward to explaining this in detail during our earnings conference call tomorrow morning. In addition, the types of assets that we are able to generate, and have done so for over two decades, can produce generous risk-adjusted margins on a floating-rate basis (for example Prime plus 3.00% on SBA 7(a) originations as of today is approximately 11.25%, floating- rate quarterly adjusting). We look forward to continuing to execute our business plan and goals.” Mr. Sloane continued, “We are particularly proud of the growth Newtek Bank has accomplished in its deposit base. Newtek Bank increased its deposit base by 121% from December 31, 2022 to approximately $310 million year to date through April 28, 2023, and, since the January 6, 2023 close of the acquisition, has gained over 3,300 new client relationships as of April 28, 2023. We believe this is a significant achievement as many financial institutions have lost or had stagnant deposit growth during this period. Moreover, when other lenders may be scaling back on loan originations, we have increased our total commercial loan originations by 12.5% to $228.9 million in the first quarter of 2023, compared to the first quarter of 2022, on a consolidated basis. In

3 addition, and a critical part of NewtekOne’s differentiated financial holding company business model, is our diversified streams of income that can emanate from our consolidated non-bank subsidiaries, which offer business and financial solutions, including Newtek Merchant Solutions, Newtek Technology Solutions, Newtek Insurance Solutions, and non-bank C&I lending, all of which can provide cash flows to the financial holding company. These diversified streams of income can be viewed in our segment reporting on a going-forward basis, as the new financial structure, despite being taxable, offers greater transparency to our subsidiaries operations and cash flows, as well as the business and financial solutions that we provide to our clients and all stakeholders.” Mr. Sloane further commented, “We firmly believe operating our legacy businesses in this new structure marks the beginning of our ability to demonstrate to the marketplace what NewtekOne has built over the course of 20 years in the way of offering multiple business and financial solutions to business clientele, which is aptly demonstrated through the Newtek Advantage™, our state-of-the-art technology solutions platform for business clients. Developing and growing an organization of this size and scope takes time, energy, effort, and exceptional devotion and patience to be able to get the software and operational performance to work in tandem, which enables us to offer what we believe to be the highest level of quality service to our clients. The Newtek Advantage™, which exists today on our website, will be further polished and positioned and will be aggressively rolled out during the third and fourth quarters of 2023, to deliver the type of asset that our business clients deserve and expect from the newly positioned, technologically enabled bank and financial holding company of the future.” Mr. Sloane concluded, “We couldn’t be more excited about the opportunity to explain and demonstrate why we believe NewtekOne is well positioned and has a completely different business model and approach to clients than what analysts and investors have become familiar with over the last 30 to 40 years. Simply put, the market has changed, and client behavior has changed. A 40-year decline in interest rates has been reversed and we believe that the same business model of low-cost deposits, fostered by bankers, brokers and branches with assets that aren't matched by duration will not work well going forward. We prefer to be viewed and analyzed as a business and financial solutions company that owns a depository institution, and delivers, what we believe to be, the highest-quality solutions for businesses to be more successful and enhance their future with a partnership and business relationship with NewtekOne. Our newly launched website and branding strategy clearly depicts this strategy, and we welcome you to visit our sites at www.newtekone.com and www.newtekbank.com. We pride ourselves on the ability to originate loans on a scalable basis without the use of brokers and business development officers, but rather through a model that predicates itself on relationship and solutions specialists available in real-time, on camera, 24 hours a day, seven days a week, 365 days a year. In addition, we would like to call attention to our net interest margins, which have been stable and we believe can expand based upon our business model, which is in contrast to the traditional banking model, which appears to be experiencing headwinds due to increasing deposit costs. Our model has been purposefully developed over the span of two decades, and we are now excited to showcase it in our new financial and operational structure. We greatly look forward to our earnings conference call tomorrow morning at 8:30 am ET, and welcome your participation.” First Quarter 2023 Conference Call and Webcast A conference call to discuss the first 2023 financial results will be hosted by Barry Sloane, President, Chairman and Chief Executive Officer, and Nicholas Leger, Chief Accounting Officer, tomorrow, Tuesday, May 9, 2023, 8:30 a.m. ET. Please note, to attend the conference call or webcast, participants should register online at http://investor.newtekbusinessservices.com/events-and-presentations. To receive a dial-in number, participants are requested to register at a minimum 15 minutes before the start of the call. The corresponding presentation

4 will be available in the ‘Events & Presentations’ section of the Investor Relations portion of NewtekOne's website at http://investor.newtekbusinessservices.com/events-and-presentations. A replay of the call with the corresponding presentation will be available on NewtekOne's website shortly following the live presentation and will be available for a period of 90 days. Note Regarding Dividend Payments Amount and timing of dividends, if any, remain subject to the discretion of the Company's Board of Directors. NewtekOne®, Your Business Solutions Company®, is a financial holding company, which along with its bank and non-bank consolidated subsidiaries, provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, NewtekOne has provided state-of-the-art, cost-efficient products and services and efficient business strategies to SMB relationships across all 50 states to help them grow their sales, control their expenses and reduce their risk. NewtekOne’s and its subsidiaries’ business and financial solutions include: banking (Newtek Bank, N.A.), Business Lending, SBA Lending Solutions, Electronic Payment Processing, Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting), eCommerce, Accounts Receivable Financing & Inventory Financing, Insurance Solutions, Web Services, and Payroll and Benefits Solutions. Newtek®, NewtekOne®, Newtek Bank, National AssociationTM, Your Business Solutions Company® and One Solution for All Your Business Needs® are registered trademarks of NewtekOne, Inc. Note Regarding Forward-Looking Statements Certain statements in this press release are “forward-looking statements” within the meaning of the rules and regulations of the Private Securities Litigation and Reform Act of 1995. These statements are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause NewtekOne's actual results to differ materially from those described in the forward-looking statements can be found in NewtekOne's Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission and are available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. SOURCE: NewtekOne, Inc. Investor Relations & Public Relations Contact: Jayne Cavuoto Telephone: (212) 273-8179 / jcavuoto@newtekone.com

5 NEWTEKONE, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (In Thousands, except for Per Share Data) March 31, 2023 December 31, 2022 ASSETS Financial Holding Company Accounting (Unaudited) Investment Company Accounting Cash and due from banks $ 27,349 $ 53,692 Restricted cash 72,599 71,914 Interest bearing deposits in banks 97,196 — Total cash and cash equivalents 197,144 125,606 Debt securities available-for-sale, at fair value 32,905 — Loans held for sale, at fair value 125,639 19,171 Loans held for investment, at fair value 532,788 505,268 Loans held for investment, at amortized cost, net of deferred fees and costs 166,828 — Allowance for credit losses (2,189) — Total loans held for investment, at amortized cost, net 164,639 — Federal Home Loan Bank and Federal Reserve Bank stock 1,288 — Joint ventures (cost of $23,314 and $23,314), respectively 25,022 23,822 Controlled investments (cost of $0 and $131,495), respectively — 258,417 Non-control investments (cost of $1,360 and $1,360), respectively 1,360 1,360 Goodwill and Intangibles 28,101 — Settlement receivable 41,438 — Right of use assets 7,492 6,484 Deferred tax asset 8,225 — Servicing assets 33,351 30,268 Other assets 50,350 28,506 Total assets $ 1,249,742 $ 998,902 LIABILITIES AND NET ASSETS Liabilities: Deposits: Noninterest-bearing $ 22,878 $ — Interest-bearing 224,696 — Total deposits 247,574 — Borrowings 697,395 515,076 Derivative instruments 624 — Lease liabilities 9,144 7,973 Deferred tax liabilities 3,519 19,194 Due to participants 28,188 35,627 Notes payable - related parties — 24,250 Accounts payable, accrued expenses and other liabilities 43,980 21,424 Total liabilities $ 1,030,424 $ 623,544 Shareholders' Equity: Preferred stock (par value $0.02 per share; authorized 20,000 shares, 20,000 shares issued and no shares outstanding) 19,738 —

6 Common stock (par value $0.02 per share; authorized 200,000 shares, 24,609 and 24,609 issued and outstanding, respectively) 488 492 Additional paid-in capital 193,330 354,243 Retained earnings 6,313 20,623 Accumulated other comprehensive loss, net of income taxes (79) — Total NewtekOne shareholders’ equity 219,790 375,358 Non-controlling interest (472) — Total shareholders' equity 219,318 375,358 Total liabilities and shareholders' equity $ 1,249,742 $ 998,902

7 NEWTEKONE, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In Thousands, except for Per Share Data) Three Months Ended March 31, 2023 Financial Holding Company Accounting 2022 Investment Company Accounting Interest income Loans and fees on loans $ 17,502 $ 7,079 Debt securities available-for-sale 232 — Interest from affiliates — 664 Other interest earning assets 981 — Total interest income 18,715 7,743 Interest expense Notes and securitizations 8,718 4,136 Bank and FHLB borrowings 3,939 425 Notes payable related party — 106 Deposits 1,475 — Total interest expense 14,132 4,667 Net interest income 4,583 3,076 Provision for loan credit losses 1,318 — Net interest income after provision for loan credit losses 3,265 3,076 Noninterest income Dividend income 504 7,846 Loan servicing asset revaluation 919 (1,559) Servicing income 4,403 3,181 Net gains on sales of loans 6,526 15,295 Net (loss) gain on derivative transactions (495) 628 Net gain (loss) on loans accounted for under the fair value option 5,905 (2,718) Net unrealized appreciation (depreciation) on joint ventures 2,002 (2,321) Net unrealized appreciation on controlled investments — 297 Technology and IT support income 6,709 — Electronic payment processing income 10,328 — Other noninterest income 5,986 1,579 Total noninterest income 42,787 22,228 Noninterest expense Technology services expense 3,803 — Electronic payment processing expense 4,504 — Salaries and employee benefits expense 19,119 5,109 Professional services expense 3,440 1,301 Other loan origination and maintenance expense 2,827 6,483 Depreciation and amortization 873 63 Other general and administrative costs 4,631 1,753 Total noninterest expense 39,197 14,709 Income before taxes 6,855 10,595

8 NEWTEKONE, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In Thousands, except for Per Share Data) Income tax (benefit) expense (4,828) 943 Net income $ 11,683 $ 9,652 Less dividends to preferred shareholders (249) — Net income available to common shareholders 11,434 9,652 Earnings per share: Basic $ 0.46 $ 0.40 Diluted $ 0.45 $ 0.40